ADVANCES TO SUPPLIERS, NET	12 Months Ended
Sep. 30, 2022
Advances To Suppliers Net
ADVANCES TO SUPPLIERS, NET

NOTE 6 –ADVANCES TO SUPPLIERS, NET

Advances to suppliers, net, consist of the following:

	September 30, 2022	September 30, 2021

Advances to suppliers for inventory raw materials	$4,091,990	$4,094,312
Less: allowance for doubtful accounts	-	-
Advances to suppliers, net	$4,091,990	$4,094,312

September 30, 2021 advance to supplier balance has been fully realized by January 2022. For the balance as of September 30, 2022, approximately $3.3 million or 81.0% of advances to suppliers for inventory raw materials balances has been realized when the Company received the purchased inventory raw materials from suppliers, and the remaining balance is expected to be realized in January 2023.

BON NATURAL LIFE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS